UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):			May 10, 2023

HAMILTON BEACH BRANDS HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware		001-38214	31-1236686
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

4421 WATERFRONT DR	GLEN ALLEN	VA	23060
(Address of principal executive offices)			(Zip code)

	(804)	273-9777
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.01 Per Share	HBB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Hamilton Beach Brands Holding Company (the "Company") held its 2023 Annual Meeting of stockholders on May 10, 2023. Reference is made to the Company's 2023 definitive Proxy Statement filed with the Securities and Exchange Commission on March 30, 2023 for more information regarding the proposals set forth below and the vote required for approval of these matters. The matters voted upon and the final results of the vote were as follows:

Proposal 1 - The stockholders elected each of the following eleven nominees to the Board of Directors until the next annual meeting and until their successors are elected:

DIRECTOR	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Mark R. Belgya	42,448,925	99,731	642,091
J.C. Butler, Jr.	40,181,198	2,367,458	642,091
Paul D. Furlow	40,998,738	1,549,918	642,091
John P. Jumper	40,822,200	1,726,456	642,091
Dennis W. LaBarre	39,951,759	2,596,897	642,091
Michael S. Miller	40,974,432	1,574,224	642,091
Alfred M. Rankin, Jr.	40,698,547	1,850,109	642,091
Thomas T. Rankin	40,957,575	1,591,081	642,091
James A. Ratner	40,814,563	1,734,093	642,091
Gregory H. Trepp	42,487,490	61,166	642,091
Clara R. Williams	41,104,643	1,444,013	642,091

Proposal 2 - The stockholders approved, on an advisory basis, the Company’s Named Executive Officer compensation:

Votes For	40,781,101
Votes Against	1,325,639
Abstentions	441,916
Broker Non-Votes	642,091

Proposal 3 - The stockholders approved, on an advisory basis, one year as the frequency for future advisory votes to approve the compensation of the Company’s Named Executive Officers:

One Year	41,678,558
Two Years	31,887
Three Years	405,215
Abstentions	432,996
Broker Non-Votes	642,091

Based on the Company’s Board of Directors’ recommendation in the Company’s 2023 definitive Proxy Statement and the voting results, the Company has determined that future advisory votes to approve named executive officer compensation will be held every year until the next advisory vote on the frequency of such advisory votes.

Proposal 4 - The stockholders ratified the appointment of Ernst & Young LLP as the Independent Registered Public Accounting Firm of the Company for 2023:

Votes For	43,146,209
Votes Against	6,461
Abstentions	38,077
Broker Non-Votes	—

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 12, 2023		HAMILTON BEACH BRANDS HOLDING COMPANY

		By:	/s/ Lawrence K. Workman, Jr.
		Name:	Lawrence K. Workman, Jr.
		Title:	Senior Vice President, General Counsel and Secretary